SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

November 9, 2015

Date of Report (Date of Earliest Event Reported)

24/7 Kid Doc, Inc.

(Formerly Dale Jarrett Racing Adventure, Inc.)

 (Exact name of registrant as specified in its charter)

Florida	000-27251	59-3564984
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

116 3rd Street NW, Suite 302, Hickory, NC	28601
(Address of principal executive offices)	(Zip Code)

(888) 467-2231

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 – Completion of Disposition of Assets

On November 9, 2015, the Company sold the assets and liabilities of the racing school to Timothy Shannon, its Chief Executive Officer, in return for a promissory note valued at $200,000, to be paid in four annual payments of $50,000.

Item 5.03 – Amendments to Articles of Incorporation

On November 18, 2015, the Company filed the Articles of Merger with Florida, changing its name from Dale Jarrett Racing Adventure, Inc. to 24/7 Kid Doc, Inc.

Item 9.01 – Exhibits

Exhibit 3: Articles of Merger changing the name of the Company from Dale Jarrett Racing Adventure, Inc. to 24/7 Kid Doc, Inc., as filed with Florida on November 18, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

24/7 Kid Doc, Inc.

By:      /s/ Timothy Shannon

Timothy Shannon

Chief Executive Officer

Dated:  January 26, 2016

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